INTANGIBLE ASSETS, NET - Schedule of estimated amortization expense of intangible assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Amortization expense of intangible assets
2024	¥ 171,738	$ 24,189
2025	167,084	23,533
2026	163,407	23,015
2027	150,206	21,156
2028 and thereafter	182,043	25,641
Intangible assets, net	¥ 834,478	$ 117,534	¥ 1,008,020